Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2013 (1)

(Unaudited)

	Actual Results	Actual Results	Guidance as of September 30, 2013
Dollars in thousands, except per share	3Q 2013	YTD 2013	4Q 2013	Full-Year 2013
Per Share Metrics
FFO per common share, diluted	$0.37	$1.09	$0.34 to $0.36	$1.43 to $1.45
FFO as Adjusted per common share, diluted	$0.36	$1.05	$0.33 to $0.35	$1.38 to $1.40
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.31	$0.93	$0.29 to $0.31	$1.22 to $1.24
Weighted average diluted shares/units (M)	263.8	263.8	263.8	263.8
Dividend per share	$0.235	$0.705	—	0.94 (2)
Same-Store Operating Metrics
Revenue growth	4.9%	5.1%	—	4.75% to 5.00%
Expense growth	2.6%	2.6%	—	2.75% to 3.00%
NOI growth	6.0%	6.2%	—	5.75% to 6.00%
Physical occupancy	96.1%	95.9%	—	96.0%

	Homes	Communities	% of Total NOI
Property Metrics
Same-Store	37,995	136	77.5%
Stabilized, Non-Mature	1,091	2	4.6%
Redevelopment	1,670	2	4.9%
Development, completed (includes 384 homes for Bella Terra and 25 homes for Los Alisos)	664	1	1.3%
Non-Residential / Other	N/A	N/A	1.1%
Joint Venture (3)(4)	10,168	37	10.6%

Sub-total, completed homes	51,588	178	100%

Under Development	1,567	6	—
Joint Venture Development	501	3	—

Total expected homes	53,656	187	100%

Balance Sheet Metrics (adjusted for non-recurring items)

	3Q 2013		3Q 2012
Interest Coverage Ratio	3.28	x	2.99	x
Fixed Charge Coverage Ratio	3.20	x	2.92	x
Leverage Ratio	39.0%		38.3%
Net Debt-to-EBITDA	7.0	x	7.1	x

Market Capitalization

	3Q 2013	% of Total
Total debt	$3,463,172	35.6%
Common stock equivalents (5)	6,251,560	64.4%

Total market capitalization	$9,714,732	100.0%

(1)	See Attachment 16 for definition and other terms.
(2)	Annualized for 2013.
(3)	Joint venture NOI is based on UDR’s pro rata share. Homes and communities at 100%.
(4)	Includes 162 homes for Domain College Park, 239 homes for Fiori and 9 homes for 13th & Market.
(5)	Based on a common share price of $23.70 at September 30, 2013.

Attachment 1

UDR, Inc.

Consolidated Statements of Operations (1)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2013	2012	2013	2012
REVENUES:
Rental income (2)	$190,379	$181,766	$563,293	$531,483
Joint venture management and other fees	3,207	3,320	9,347	9,026

Total revenues	193,586	185,086	572,640	540,509

OPERATING EXPENSES:
Property operating and maintenance	37,388	36,839	109,607	106,835
Real estate taxes and insurance	24,348	22,633	71,074	65,079
Property management	5,236	4,998	15,491	14,615
Other operating expenses	1,787	1,467	5,237	4,284
Real estate depreciation and amortization	84,266	88,223	252,839	260,604
Acquisition costs	—	1,312	—	1,808
General and administrative	11,364	8,710	30,706	31,331
Hurricane-related (recoveries)/charges, net	(6,460)	—	(12,253)	—
Other depreciation and amortization	1,176	1,078	3,460	3,013

Total operating expenses	159,105	165,260	476,161	487,569

Operating income	34,481	19,826	96,479	52,940
Income/(loss) from unconsolidated entities	(3,794)	(719)	(6,081)	(5,822)
Interest expense	(30,939)	(31,837)	(92,545)	(108,409)
Other debt (charges)/benefits, net (3)	—	(8)	(178)	277

Total interest expense	(30,939)	(31,845)	(92,723)	(108,132)
Interest and other income/(expense), net	829	1,235	3,291	2,435

Income/(loss) before income taxes and discontinued operations	577	(11,503)	966	(58,579)
Tax benefit, net	2,658	2,960	7,314	5,778
Tax valuation allowance for RE3 (4)	—	—	—	22,876

Income/(loss) from continuing operations	3,235	(8,543)	8,280	(29,925)
Income/(loss) from discontinued operations, net of tax	—	(1,133)	—	263,183

Net income/(loss)	3,235	(9,676)	8,280	233,258
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(84)	687	(198)	(8,644)
Net (income)/loss attributable to noncontrolling interests	37	(42)	30	(137)

Net income/(loss) attributable to UDR, Inc.	3,188	(9,031)	8,112	224,477
Distributions to preferred stockholders—Series E (Convertible)	(931)	(931)	(2,793)	(2,793)
Distributions to preferred stockholders—Series G	—	—	—	(2,286)
Premium on preferred stock redemptions, net	—	—	—	(2,791)

Net income/(loss) attributable to common stockholders	$2,257	$(9,962)	$5,319	$216,607

Income/(loss) per weighted average common share—basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.01	($0.04)	$0.02	($0.16)
Income/(loss) from discontinued operations attributable to common stockholders	—	($0.00)	—	$1.08
Net income/(loss) attributable to common stockholders	$0.01	($0.04)	$0.02	$0.92
Income/(loss) per weighted average common share—diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.01	($0.04)	$0.02	($0.16)
Income/(loss) from discontinued operations attributable to common stockholders	—	($0.00)	—	$1.08
Net income/(loss) attributable to common stockholders	$0.01	($0.04)	$0.02	$0.92
Common distributions declared per share	$0.235	$0.220	$0.705	$0.660
Weighted average number of common shares outstanding—basic	249,985	249,825	249,962	235,173
Weighted average number of common shares outstanding—diluted	251,454	249,825	251,439	235,173

(1)	See Attachment 16 for definitions and other terms.
(2)	Three and nine months ended September 30, 2013 are impacted by $0.9 million and $3.4 million of lost rent due to business interruption related to Hurricane Sandy, respectively.
(3)	Includes prepayment penalties, write-off of deferred financing costs and unamortized discounts/premiums on early debt extinguishment.
(4)	The net tax benefit from the one-time reversal of a valuation allowance from the Company’s taxable REIT subsidiary (“TRS”).

Attachment 2

UDR, Inc.

Funds From Operations (1)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2013	2012	2013	2012
Net income/(loss) attributable to UDR, Inc.	$3,188	$(9,031)	$8,112	$224,477
Distributions to preferred stockholders	(931)	(931)	(2,793)	(5,079)
Real estate depreciation and amortization, including discontinued operations	84,266	88,223	252,839	266,944
Noncontrolling interests	47	(645)	168	8,781
Real estate depreciation and amortization on unconsolidated joint ventures	10,514	6,852	25,462	22,634
Net (gain)/loss on the sale of depreciable property in discontinued operations, excluding TRS	—	1,133	—	(243,649)
Premium on preferred stock redemptions, net	—	—	—	(2,791)

Funds from operations (“FFO”)—basic	$97,084	$85,601	$283,788	$271,317

Distributions to preferred stockholders—Series E (Convertible)	931	931	2,793	2,793

FFO, diluted (2)	$98,015	$86,532	$286,581	$274,110

FFO per common share, basic	$0.37	$0.33	$1.09	$1.11

FFO per common share, diluted	$0.37	$0.33	$1.09	$1.10

Weighted average number of common shares and OP Units outstanding—basic	259,308	259,231	259,305	244,588

Weighted average number of common shares, OP Units, and common stock equivalents outstanding—diluted	263,813	263,631	263,818	248,984

Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	$—	$1,451	$—	$2,230
Joint venture financing and acquisition fees	(36)	—	(254)	—
Costs/(benefit) associated with debt extinguishment and tender offer	—	—	178	(277)
Redemption of preferred stock	—	—	—	2,791
Gain on sale of TRS property/marketable securities	—	—	—	(7,749)
Severance costs and other restructuring expense	—	—	—	171
Reversal of deferred tax valuation allowance (2)	—	—	—	(22,876)
Hurricane-related recoveries, net (3)	(4,059)	—	(9,665)	—

	$(4,095)	$1,451	$(9,741)	$(25,710)

FFO as Adjusted, diluted (2)	$93,920	$87,983	$276,840	$248,400

FFO as Adjusted per common share, diluted	$0.36	$0.33	$1.05	$1.00

Recurring capital expenditures	(11,989)	(12,848)	(30,975)	(32,736)

AFFO	$81,931	$75,135	$245,865	$215,664

AFFO per common share, diluted	$0.31	$0.29	$0.93	$0.87

(1)	See Attachment 16 for definitions and other terms.
(2)	During 2012, the tax benefit related to the reversal of a deferred tax valuation allowance was excluded from FFO and FFO as Adjusted. In order to be consistent with the FFO definition per NAREIT, we have modified our presentation to leave this benefit in 2012 FFO, and removed this benefit when computing FFO as Adjusted. As a result, 2012 YTD diluted FFO increased by $0.09 per share, and 2012 YTD FFO as Adjusted was unchanged.
(3)	Adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3M in charges added back to FFO as Adjusted in 4Q 2012. The $2.4M difference between the $6.5M hurricane-related recoveries reflected on the Consolidated Statements of Operations for the three months ended September 30, 2013 and the $4.1M adjustment above represents the amount of 2013 business interruption recoveries during the quarter. The $2.6M difference between the $12.3M hurricane-related recoveries reflected on the Consolidated Statements of Operations for the nine months ended September 30, 2013 and the $9.7M adjustment above represents the amount of 2013 business interruption recoveries during 2013. The business interruption insurance recoveries for the three and nine months ended September 30, 2013 are offset by lost rental revenues from the business interruption in 2013.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

	September 30,	December 31,
In thousands, except share and per share amounts	2013	2012
	(unaudited)	(audited)
ASSETS
Real estate owned:
Real estate held for investment	$7,626,586	$7,564,780
Less: accumulated depreciation	(2,153,141)	(1,923,429)

Real estate held for investment, net	5,473,445	5,641,351
Real estate under development (net of accumulated depreciation of $2,524 and $1,253)	486,948	489,795

Total real estate owned, net of accumulated depreciation	5,960,393	6,131,146
Cash and cash equivalents	11,149	12,115
Restricted cash	23,022	23,561
Deferred financing costs, net	27,269	24,990
Notes receivable, net	66,707	64,006
Investment in and advances to unconsolidated joint ventures, net	531,712	477,631
Other assets	135,814	125,654

Total assets	$6,756,066	$6,859,103

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,381,794	$1,430,135
Unsecured debt	2,081,378	1,979,198
Real estate taxes payable	29,052	14,076
Accrued interest payable	26,702	30,937
Security deposits and prepaid rent	26,757	25,025
Distributions payable	61,907	57,915
Accounts payable, accrued expenses, and other liabilities	98,607	104,567

Total liabilities	3,706,197	3,641,853
Redeemable noncontrolling interests in the OP	220,964	223,418
Equity:
Preferred stock, no par value; 50,000,000 shares authorized 2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2012)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized 250,743,021 shares issued and outstanding (250,139,408 shares at December 31, 2012)	2,507	2,501
Additional paid-in capital	4,106,751	4,098,882
Distributions in excess of net income	(1,321,202)	(1,143,781)
Accumulated other comprehensive loss, net	(6,608)	(11,257)

Total stockholders’ equity	2,828,019	2,992,916
Noncontrolling interests	886	916

Total equity	2,828,905	2,993,832

Total liabilities and equity	$6,756,066	$6,859,103

Attachment 4(A)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	3Q 2013 Weighted	September 30,
Common Stock Equivalents	Average	2013
Common shares	249,985,246	249,985,246
Stock options and restricted stock	1,468,706	1,434,743
Operating partnership units	7,571,702	7,571,702
Preferred operating partnership units	1,751,671	1,751,671
Convertible preferred Series E stock	3,035,548	3,035,548

Total common stock equivalents	263,812,873	263,778,910

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,463,172	35.6%
Common stock equivalents at $23.70 at September 30, 2013	6,251,560	64.4%

Total market capitalization	$9,714,732	100.0%

		3Q		Gross	% of
	Number of	2013 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	28,250	$88,555	68.8%	$5,935,169	73.1%
Encumbered assets	13,170	40,088	31.2%	2,180,889	26.9%

	41,420	$128,643	100.0%	$8,116,058	100.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited)

Debt Structure, In thousands		Balance		% of Total	Weighted Average Interest Rate	Weighted Average Years to Maturity
Secured	Fixed	$1,075,685	(1)	31.1%	5.2%	4.2
	Floating	306,109	(2)	8.8%	1.4%	7.6

	Combined	1,381,794		39.9%	4.3%	5.0
Unsecured	Fixed	2,046,378	(3)	59.1%	4.4%	4.5
	Floating	35,000		1.0%	1.4%	4.7

	Combined	2,081,378		60.1%	4.4%	4.5
Total Debt	Fixed	3,122,063		90.2%	4.7%	4.4
	Floating	341,109		9.8%	1.4%	7.3

	Combined	$3,463,172		100.0%	4.3%	4.7

Debt Maturities, In thousands

			Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$—		$—	$—		$—	—	—
2014	35,639	(4)	312,463	—		348,102	10.1%	5.3%
2015	197,832		325,009	—		522,841	15.0%	5.5%
2016	132,752	(5)	83,260	—		216,012	6.2%	5.0%
2017	255,546		—	—	(6)	255,546	7.4%	4.4%
2018	224,787		647,999	—		872,786	25.2%	3.5%
2019	321,829		—	—		321,829	9.3%	4.4%
2020	90,000		299,944	—		389,944	11.3%	3.8%
2021	—		—	—		—	—	—
2022	—		397,028	—		397,028	11.5%	4.7%
Thereafter	123,409		15,675	—		139,084	4.0%	2.6%

	$1,381,794		$2,081,378	$—		$3,463,172	100.0%	4.3%

Debt Maturities With Extensions, In thousands

		Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt	Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$—	$—	$—		$—	—	—
2014	—	312,463	—		312,463	9.0%	5.3%
2015	233,471	325,009	—		558,480	16.1%	5.5%
2016	62,494	83,260	—		145,754	4.2%	4.5%
2017	325,804	—	—		325,804	9.4%	4.7%
2018	224,787	647,999	—	(6)	872,786	25.2%	3.5%
2019	321,829	—	—		321,829	9.3%	4.4%
2020	90,000	299,944	—		389,944	11.3%	3.8%
2021	—	—	—		—	—	—
2022	—	397,028	—		397,028	11.5%	4.7%
Thereafter	123,409	15,675	—		139,084	4.0%	2.6%

	$1,381,794	$2,081,378	$—		$3,463,172	100.0%	4.3%

(1)	Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 3.8%.
(2)	Includes $184.7 million of debt with a weighted average interest cap of 6.1%.
(3)	Includes $315.0 million of debt that has been fixed using interest rate swaps at a weighted average rate of 2.7%.
(4)	Includes $35.6 million of permanent financing with a one year extension at UDR’s option.
(5)	Includes $70.2 million of permanent financing with a one year extension at UDR’s option.
(6)	There are no borrowings outstanding on our $900 million line of credit at September 30, 2013. The facility has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 110 basis points and a facility fee of 20 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	Quarter Ended
Coverage Ratios	September 30, 2013
Net income/(loss) attributable to UDR, Inc.	$3,188
Adjustments (includes continuing and discontinued operations):
Interest expense	30,939
Real estate depreciation and amortization	84,266
Real estate depreciation and amortization on unconsolidated joint ventures	10,514
Other depreciation and amortization	1,176
Noncontrolling interests	47
Income tax expense/(benefit)	(2,658)

EBITDA	$127,472

Joint venture financing and acquisition fees	(36)
Hurricane-related recoveries, net	(4,059)

EBITDA—adjusted for non-recurring items	$123,377

Annualized EBITDA—adjusted for non-recurring items	$493,508

Interest expense	$30,939
Capitalized interest expense	6,635

Total interest	$37,574
Preferred dividends	$931
Total debt	$3,463,172
Cash	11,149

Net debt	$3,452,023

Interest Coverage Ratio	3.39	x

Fixed Charge Coverage Ratio	3.31	x

Interest Coverage Ratio—adjusted for non-recurring items	3.28	x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	3.20	x

Net Debt-to-EBITDA, adjusted for non-recurring items	7.0	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	40.1%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.7	Yes
Maximum Secured Debt Ratio	≤40.0%	20.0%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	310.0%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	39.0%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.1	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	15.5%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	317.8%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody’s Investors Service	Baa2	Baa3	Positive
Standard & Poor’s	BBB	BB+	Stable

(1)	See Attachment 16 for definition and other terms.
(2)	As defined in our Credit Agreement dated October 25, 2011 as amended June 6, 2013.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information (1)

(Unaudited)

Dollars in thousands	Total Homes	Quarter Ended September 30, 2013	Quarter Ended June 30, 2013	Quarter Ended March 31, 2013	Quarter Ended December 31, 2012	Quarter Ended September 30, 2012
Revenues
Same-Store Communities	37,995	$163,167	$161,038	$157,854	$156,729	$155,580
Stabilized, Non-Mature Communities	1,091	8,634	8,351	7,603	7,377	6,983
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	1,670	11,705	10,652	10,379	11,015	11,464
Development Communities	664	3,089	1,327	559	90	(8)
Non-Residential / Other (2)(3)	—	3,784	7,245	7,906	7,234	7,747

Total	41,420	$190,379	$188,613	$184,301	$182,445	$181,766

Expenses
Same-Store Communities		$51,722	$49,481	$49,371	$48,012	$50,404
Stabilized, Non-Mature Communities		2,063	2,228	2,166	1,843	2,223
Acquired Communities		—	—	—	—	—
Redevelopment Communities		4,594	4,512	4,319	4,339	4,308
Development Communities		1,196	726	431	314	162
Non-Residential / Other (2)(3)		2,161	3,013	2,698	3,056	2,375

Total		$61,736	$59,960	$58,985	$57,564	$59,472

Net Operating Income
Same-Store Communities		$111,445	$111,557	$108,483	$108,717	$105,176
Stabilized, Non-Mature Communities		6,571	6,123	5,437	5,534	4,760
Acquired Communities		—	—	—	—	—
Redevelopment Communities		7,111	6,140	6,060	6,676	7,156
Development Communities		1,893	601	128	(224)	(170)
Non-Residential / Other (2)(3)		1,623	4,232	5,208	4,178	5,372

Total		$128,643	$128,653	$125,316	$124,881	$122,294

Operating Margin
Same-Store Communities		68.3%	69.3%	68.7%	69.4%	67.6%

Total Revenue Per Occupied Home
Same-Store Communities		$1,490	$1,470	$1,449	$1,435	$1,424
Stabilized, Non-Mature Communities		2,739	2,660	2,506	2,469	2,435
Acquired Communities		—	—	—	—	—
Redevelopment Communities		2,965	2,584	2,505	2,596	2,562
Development Communities		2,501	2,416	2,116	2,253	—
Other (2)		—	—	1,428	1,394	1,344

Total		$1,582	$1,546	$1,514	$1,503	$1,490

Average Physical Occupancy
Same-Store Communities		96.1%	96.1%	95.6%	95.8%	95.9%
Stabilized, Non-Mature Communities		96.3%	95.9%	92.7%	91.3%	87.6%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		78.8%	82.3%	82.7%	84.7%	89.3%
Development Communities		61.9%	46.1%	34.4%	28.1%	—
Other (2)		—	—	93.4%	93.6%	92.0%

Total		94.9%	95.0%	94.6%	95.1%	95.3%

Return on Invested Capital
Same-Store Communities		7.4%	7.4%	7.3%	7.0%	6.9%

Sold and Held For Disposition Communities
Revenues		$—	$—	$—	$—	$—
Expenses		—	—	—	—	—

Net Operating Income		$—	$—	$—	$—	$—

(1)	See Attachment 16 for definition and other terms.
(2)	Includes Vitruvian Park® operating results. The assets were contributed to the Vitruvian Park® partnership in June 2013.
(3)	Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations as noted in footnote 2 above.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited)

Year-Over-Year Comparison	% of 3Q 2013 SS Operating Expenses	3Q 2013	3Q 2012	% Change
Real estate taxes	33.1%	$17,121	$15,753	8.7%
Personnel	24.1%	12,482	12,262	1.8%
Utilities	16.2%	8,412	8,406	0.1%
Repair and maintenance	15.5%	7,992	8,427	-5.2%
Administrative and marketing	6.5%	3,341	3,512	-4.9%
Insurance	4.6%	2,374	2,044	16.2%

Same-Store operating expenses	100.0%	$51,722	$50,404	2.6%

Same-Store Homes	37,995

Sequential Comparison	% of 3Q 2013 SS Operating Expenses	3Q 2013	2Q 2013	% Change
Real estate taxes	33.1%	$17,121	$16,911	1.2%
Personnel	24.1%	12,482	12,240	2.0%
Utilities	16.2%	8,412	7,712	9.1%
Repair and maintenance	15.5%	7,992	7,498	6.6%
Administrative and marketing	6.5%	3,341	3,056	9.3%
Insurance	4.6%	2,374	2,064	15.0%

Same-Store operating expenses	100.0%	$51,722	$49,481	4.5%

Same-Store Homes	37,995

Year-to-Date Comparison	% of YTD 2013 SS Operating Expenses	YTD 2013	YTD 2012	% Change
Real estate taxes	33.6%	$48,674	$44,622	9.1%
Personnel	24.5%	35,540	34,029	4.4%
Utilities	16.1%	23,432	23,147	1.2%
Repair and maintenance	15.1%	21,876	23,487	-6.9%
Administrative and marketing	6.3%	9,101	9,571	-4.9%
Insurance	4.4%	6,394	6,445	-0.8%

Same-Store operating expenses	100.0%	$145,017	$141,301	2.6%

Same-Store Homes	36,704

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout (1)

Portfolio Overview as of Quarter Ended

September 30, 2013

(Unaudited)

	Total	Non-Mature Homes		Total	Unconsolidated Joint Venture	Total
	Same-Store Homes	Stabilized (2)	Non- Stabil. / Other (3)	Consolidated Homes	Operating Homes (4)	Homes (incl. JV) (4)
West Region
San Francisco, CA	2,436	—	—	2,436	—	2,436
Orange County, CA	3,290	—	1,373	4,663	—	4,663
Seattle, WA	2,165	—	—	2,165	555	2,720
Los Angeles, CA	919	583	—	1,502	269	1,771
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Inland Empire, CA	654	—	—	654	—	654
Portland, OR	716	—	—	716	—	716
Sacramento, CA	914	—	—	914	—	914
San Diego, CA	366	—	—	366	316	682
	13,025	583	1,373	14,981	1,140	16,121
Mid-Atlantic Region
Metropolitan DC	4,313	—	255	4,568	1,036	5,604
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	—	168
	9,578	—	255	9,833	1,415	11,248
Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515
Northeast Region
New York, NY	700	508	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,542	2,721
Philadelphia, PA	—	—	—	—	290	290
	1,879	508	706	3,093	2,542	5,635
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,405	6,130
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,071	9,069

Totals	37,995	1,091	2,334	41,420	10,168	51,588

Communities (5)	136	2	3	141	37	178

Total Homes (incl. joint ventures) (4)			51,588
Homes in Development, Excluding Completed Homes (6)
Current Pipeline Wholly-Owned			1,567
Current Pipeline Joint Venture (7)			501

Total expected homes (including development)			53,656

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5. Excludes development communities not yet completed.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture and partnership ownership interests.
(5)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.
(6)	See Attachment 9 for detail of our development communities.
(7)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary (1)

Portfolio Overview as of Quarter Ended

September 30, 2013

(Unaudited)

Non-Mature Home Breakout—By Region (includes development homes that have been completed)

		# of	Same-Store
Community	Category	Homes	Date (6)
West Region
Orange County, CA
27 Seventy Five Mesa Verde (2)	Redevelopment	964	3Q15
The Residences at Bella Terra (3)	Development	384	TBD
Los Alisos (4)	Development	25	TBD
Los Angeles, CA
The Westerly on Lincoln	Stabilized, Non-Mature	583	3Q14
Mid-Atlantic Region
Metropolitan D.C.
Capitol View on 14th	Development	255	TBD
Northeast Region
New York, NY
95 Wall (5)	Stabilized, Non-Mature	508	2Q14
Rivergate	Redevelopment	706	4Q15

Total		3,425

Non-Mature Home Breakout—By Date (quarter indicates date of Same-Store inclusion)

		# of
Date & Community	Category	Homes
2Q14
95 Wall (5)	Stabilized, Non-Mature	508
3Q14
The Westerly on Lincoln	Stabilized, Non-Mature	583
3Q15
27 Seventy Five Mesa Verde (2)	Redevelopment	964
4Q15
Rivergate	Redevelopment	706
Non-Stabilized Developments
Capitol View on 14th		255
The Residences at Bella Terra (3)		384
Los Alisos (4)		25

Total		3,425

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of Homes
Community	From	To	in 3Q 2013
CitySouth	Stabilized, Non-Mature	3Q Mature	(288)
Lakeline Villas	Stabilized, Non-Mature	3Q Mature	(309)
Red Stone Ranch	Stabilized, Non-Mature	3Q Mature	(324)
The Residences at Bella Terra (3)	Development	Development	242
Los Alisos (4)	Development	Development	25

Net Change			(654)

Number of Non-Mature Homes

	9/30/13	6/30/13	Change
Stabilized, Non-Mature	1,091	1,429	(338)
Redevelopment	1,670	2,253	(583)
Development	664	397	267

Total Non-Mature	3,425	4,079	(654)

(1)	See Attachment 16 for definitions and other terms.
(2)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.
(3)	Community completed development of 242 homes in Q3 2013.
(4)	Community completed development of 25 homes in Q3 2013.
(5)	Property results were affected by Hurricane Sandy, therefore the Same-Store date was adjusted.
(6)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.

Attachment 7(C) UDR, Inc. Total Revenue Per Occupied Home Summary (1) Portfolio Overview as of Quarter Ended September 30, 2013 (Unaudited)

	Total	Non-Mature Homes		Total	Unconsolidated Joint Venture	Total
	Same-Store Homes	Stabilized (2)	Non- Stabilized (3)	Consolidated Homes	Operating Homes (4)	Homes (incl. pro rata JV) (4)
West Region
San Francisco, CA	$2,654	$—	$—	$2,654	$—	$2,654
Orange County, CA	1,690	—	1,992	1,754	—	1,754
Seattle, WA	1,519	—	—	1,519	3,168	1,703
Los Angeles, CA	2,126	2,150	—	2,135	3,891	2,182
Monterey Peninsula, CA	1,173	—	—	1,173	—	1,173
Inland Empire, CA	1,451	—	—	1,451	—	1,451
Portland, OR	1,116	—	—	1,116	—	1,116
Sacramento, CA	930	—	—	930	—	930
San Diego, CA	1,549	—	—	1,549	3,101	1,868
Mid-Atlantic Region
Metropolitan DC	1,825	—	2,705	1,870	2,425	1,902
Baltimore, MD	1,451	—	—	1,451	1,752	1,455
Richmond, VA	1,205	—	—	1,205	—	1,205
Norfolk, VA	1,013	—	—	1,013	—	1,013
Other Mid-Atlantic	1,031	—	—	1,031	—	1,031
Southeast Region
Tampa, FL	1,093	—	—	1,093	—	1,093
Orlando, FL	1,020	—	—	1,020	—	1,020
Nashville, TN	1,011	—	—	1,011	—	1,011
Other Florida	1,309	—	—	1,309	—	1,309
Northeast Region
New York, NY	3,609	3,408	4,001	3,696	4,408	3,807
Boston, MA	2,167	—	—	2,167	2,125	2,151
Philadelphia, PA	—	—	—	—	2,980	2,980
Southwest Region
Dallas, TX	1,108	—	—	1,108	1,331	1,162
Austin, TX	1,231	—	—	1,231	4,018	1,485
Other Southwest	—	—	—	—	1,513	1,513

Weighted Average	$1,490	$2,739	$2,854	$1,582	$2,358	$1,640

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5.
(4)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

	Three Months Ended September 30, 2013
	Same-Store	Non Same-Store (2)	Pro-Rata Share of JVs (3)	Total
Net Operating Income	$111,445	$17,198	$15,229	$143,872

	Three Months Ended September 30, 2013
	As a % of NOI
	Same- Store	Total
West Region
San Francisco, CA	12.6%	9.8%
Orange County, CA	10.2%	10.0%
Seattle, WA	5.9%	6.5%
Los Angeles, CA	3.3%	4.4%
Monterey Peninsula, CA	3.2%	2.5%
Inland Empire, CA	1.7%	1.3%
Portland, OR	1.5%	1.1%
Sacramento, CA	1.4%	1.1%
San Diego, CA	1.0%	1.0%

	40.8%	37.7%
Mid-Atlantic Region
Metropolitan DC	13.9%	12.9%
Baltimore, MD	6.1%	4.7%
Richmond, VA	3.1%	2.4%
Norfolk, VA	2.4%	1.8%
Other Mid-Atlantic	0.3%	0.2%

	25.8%	22.0%

	Three Months Ended September 30, 2013
	As a % of NOI
Region	Same- Store	Total
Southeast Region
Tampa, FL	6.0%	4.6%
Orlando, FL	5.3%	4.1%
Nashville, TN	4.0%	3.1%
Other Florida	1.3%	1.0%

	16.6%	12.8%
Northeast Region
New York, NY	4.9%	13.1%
Boston, MA	4.7%	5.8%
Philadelphia, PA	0.0%	0.7%

	9.6%	19.6%
Southwest Region
Dallas, TX	4.8%	4.9%
Austin, TX	2.4%	2.4%
Other Southwest	0.0%	0.6%

	7.2%	7.9%

Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Held for Disposition Communities.
(3)	Includes UDR’s pro rata share of joint venture and partnership net operating income.

Attachment 8(A) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter September 30, 2013 (Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2013 NOI	3Q 13	3Q 12	Change	3Q 13	3Q 12	Change
West Region
San Francisco, CA	2,436	12.6%	96.6%	96.5%	0.1%	$2,654	$2,479	7.1%
Orange County, CA	3,290	10.2%	95.5%	94.8%	0.7%	1,690	1,622	4.2%
Seattle, WA	2,165	5.9%	96.7%	95.6%	1.1%	1,519	1,430	6.2%
Los Angeles, CA	919	3.3%	94.9%	94.7%	0.2%	2,126	2,031	4.7%
Monterey Peninsula, CA	1,565	3.2%	96.8%	94.7%	2.1%	1,173	1,133	3.5%
Inland Empire, CA	654	1.7%	95.3%	93.9%	1.4%	1,451	1,436	1.0%
Portland, OR	716	1.5%	97.0%	95.4%	1.6%	1,116	1,044	6.9%
Sacramento, CA	914	1.4%	95.6%	93.2%	2.4%	930	885	5.1%
San Diego, CA	366	1.0%	94.7%	95.3%	-0.6%	1,549	1,428	8.5%

	13,025	40.8%	96.1%	95.1%	1.0%	1,709	1,627	5.1%
Mid-Atlantic Region
Metropolitan DC	4,313	13.9%	96.7%	97.1%	-0.4%	1,825	1,760	3.7%
Baltimore, MD	2,301	6.1%	96.0%	96.7%	-0.7%	1,451	1,442	0.6%
Richmond, VA	1,358	3.1%	95.7%	95.5%	0.2%	1,205	1,193	1.0%
Norfolk, VA	1,438	2.4%	94.0%	94.2%	-0.2%	1,013	989	2.4%
Other Mid-Atlantic	168	0.3%	95.2%	95.7%	-0.5%	1,031	977	5.5%

	9,578	25.8%	96.0%	96.3%	-0.3%	1,513	1,477	2.4%
Southeast Region
Tampa, FL	3,452	6.0%	95.6%	96.2%	-0.6%	1,093	1,057	3.4%
Orlando, FL	3,167	5.3%	96.0%	95.9%	0.1%	1,020	974	4.7%
Nashville, TN	2,260	4.0%	97.2%	96.7%	0.5%	1,011	966	4.7%
Other Florida	636	1.3%	95.2%	94.6%	0.6%	1,309	1,243	5.3%

	9,515	16.6%	96.1%	96.1%	0.0%	1,063	1,020	4.2%
Northeast Region
New York, NY	700	4.9%	97.7%	97.4%	0.3%	3,609	3,424	5.4%
Boston, MA	1,179	4.7%	96.2%	95.9%	0.3%	2,167	2,011	7.8%

	1,879	9.6%	96.8%	96.5%	0.3%	2,708	2,541	6.6%
Southwest Region
Dallas, TX	2,725	4.8%	96.5%	96.7%	-0.2%	1,108	1,042	6.3%
Austin, TX	1,273	2.4%	96.9%	96.7%	0.2%	1,231	1,152	6.9%

	3,998	7.2%	96.7%	96.7%	0.0%	1,146	1,077	6.4%

Total/Weighted Avg.	37,995	100%	96.1%	95.9%	0.2%	$1,490	$1,424	4.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter September 30, 2013 (Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 13	3Q 12	Change	3Q 13	3Q 12	Change	3Q 13	3Q 12	Change
West Region
San Francisco, CA	2,436	$18,733	$17,481	7.2%	$4,662	$4,759	-2.0%	$14,071	$12,722	10.6%
Orange County, CA	3,290	15,928	15,173	5.0%	4,538	4,375	3.7%	11,390	10,798	5.5%
Seattle, WA	2,165	9,538	8,880	7.4%	2,961	2,733	8.3%	6,577	6,147	7.0%
Los Angeles, CA	919	5,563	5,304	4.9%	1,851	1,863	-0.6%	3,712	3,441	7.9%
Monterey Peninsula, CA	1,565	5,332	5,036	5.9%	1,715	1,863	-7.9%	3,617	3,173	14.0%
Inland Empire, CA	654	2,713	2,646	2.5%	836	942	-11.3%	1,877	1,704	10.2%
Portland, OR	716	2,326	2,139	8.7%	702	707	-0.7%	1,624	1,432	13.4%
Sacramento, CA	914	2,439	2,261	7.9%	867	886	-2.1%	1,572	1,375	14.3%
San Diego, CA	366	1,611	1,494	7.8%	502	521	-3.6%	1,109	973	14.0%

	13,025	64,183	60,414	6.2%	18,634	18,649	-0.1%	45,549	41,765	9.1%
Mid-Atlantic Region
Metropolitan DC	4,313	22,831	22,108	3.3%	7,313	7,024	4.1%	15,518	15,084	2.9%
Baltimore, MD	2,301	9,617	9,627	-0.1%	2,872	2,767	3.8%	6,745	6,860	-1.7%
Richmond, VA	1,358	4,700	4,641	1.3%	1,281	1,308	-2.1%	3,419	3,333	2.6%
Norfolk, VA	1,438	4,106	4,020	2.1%	1,440	1,336	7.8%	2,666	2,684	-0.7%
Other Mid-Atlantic	168	495	471	5.1%	177	181	-2.2%	318	290	9.7%

	9,578	41,749	40,867	2.2%	13,083	12,616	3.7%	28,666	28,251	1.5%
Southeast Region
Tampa, FL	3,452	10,824	10,532	2.8%	4,118	4,100	0.4%	6,706	6,432	4.3%
Orlando, FL	3,167	9,301	8,876	4.8%	3,357	3,303	1.6%	5,944	5,573	6.7%
Nashville, TN	2,260	6,663	6,332	5.2%	2,164	2,057	5.2%	4,499	4,275	5.2%
Other Florida	636	2,377	2,243	6.0%	919	805	14.2%	1,458	1,438	1.4%

	9,515	29,165	27,983	4.2%	10,558	10,265	2.9%	18,607	17,718	5.0%
Northeast Region
New York, NY	700	7,404	7,004	5.7%	1,972	1,766	11.7%	5,432	5,238	3.7%
Boston, MA	1,179	7,373	6,820	8.1%	2,165	2,071	4.5%	5,208	4,749	9.7%

	1,879	14,777	13,824	6.9%	4,137	3,837	7.8%	10,640	9,987	6.5%
Southwest Region
Dallas, TX	2,725	8,737	8,237	6.1%	3,399	3,152	7.8%	5,338	5,085	5.0%
Austin, TX	1,273	4,556	4,255	7.1%	1,911	1,885	1.4%	2,645	2,370	11.6%

	3,998	13,293	12,492	6.4%	5,310	5,037	5.4%	7,983	7,455	7.1%

Totals	37,995	$163,167	$155,580	4.9%	$51,722	$50,404	2.6%	$111,445	$105,176	6.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

September 30, 2013

(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 13	2Q 13	Change	3Q 13	2Q 13	Change
West Region
San Francisco, CA	2,436	96.6%	97.1%	-0.5%	$2,654	$2,582	2.8%
Orange County, CA	3,290	95.5%	94.8%	0.7%	1,690	1,680	0.6%
Seattle, WA	2,165	96.7%	96.4%	0.3%	1,519	1,490	1.9%
Los Angeles, CA	919	94.9%	95.9%	-1.0%	2,126	2,099	1.3%
Monterey Peninsula, CA	1,565	96.8%	94.6%	2.2%	1,173	1,170	0.3%
Inland Empire, CA	654	95.3%	94.3%	1.0%	1,451	1,446	0.3%
Portland, OR	716	97.0%	97.4%	-0.4%	1,116	1,093	2.1%
Sacramento, CA	914	95.6%	92.4%	3.2%	930	903	3.0%
San Diego, CA	366	94.7%	96.3%	-1.6%	1,549	1,538	0.7%

	13,025	96.1%	95.5%	0.6%	1,709	1,688	1.2%
Mid-Atlantic Region
Metropolitan DC	4,313	96.7%	97.2%	-0.5%	1,825	1,809	0.9%
Baltimore, MD	2,301	96.0%	96.3%	-0.3%	1,451	1,445	0.4%
Richmond, VA	1,358	95.7%	96.5%	-0.8%	1,205	1,189	1.3%
Norfolk, VA	1,438	94.0%	93.8%	0.2%	1,013	1,009	0.4%
Other Mid-Atlantic	168	95.2%	96.9%	-1.7%	1,031	1,012	1.9%

	9,578	96.0%	96.4%	-0.4%	1,513	1,502	0.7%
Southeast Region
Tampa, FL	3,452	95.6%	95.8%	-0.2%	1,093	1,090	0.3%
Orlando, FL	3,167	96.0%	96.2%	-0.2%	1,020	1,003	1.7%
Nashville, TN	2,260	97.2%	97.1%	0.1%	1,011	999	1.2%
Other Florida	636	95.2%	95.2%	0.0%	1,309	1,303	0.5%

	9,515	96.1%	96.2%	-0.1%	1,063	1,054	0.9%
Northeast Region
New York, NY	700	97.7%	97.5%	0.2%	3,609	3,565	1.2%
Boston, MA	1,179	96.2%	97.0%	-0.8%	2,167	2,117	2.4%

	1,879	96.8%	97.2%	-0.4%	2,708	2,658	1.9%
Southwest Region
Dallas, TX	2,725	96.5%	96.4%	0.1%	1,108	1,084	2.2%
Austin, TX	1,273	96.9%	96.7%	0.2%	1,231	1,193	3.2%

	3,998	96.7%	96.5%	0.2%	1,146	1,118	2.5%

Total/Weighted Avg.	37,995	96.1%	96.1%	0.0%	$1,490	$1,470	1.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

September 30, 2013

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 13	2Q 13	Change	3Q 13	2Q 13	Change	3Q 13	2Q 13	Change
West Region
San Francisco, CA	2,436	$18,733	$18,323	2.2%	$4,662	$4,577	1.9%	$14,071	$13,746	2.4%
Orange County, CA	3,290	15,928	15,717	1.3%	4,538	4,448	2.0%	11,390	11,269	1.1%
Seattle, WA	2,165	9,538	9,332	2.2%	2,961	2,941	0.7%	6,577	6,391	2.9%
Los Angeles, CA	919	5,563	5,549	0.3%	1,851	1,633	13.3%	3,712	3,916	-5.2%
Monterey Peninsula, CA	1,565	5,332	5,197	2.6%	1,715	1,575	8.9%	3,617	3,622	-0.1%
Inland Empire, CA	654	2,713	2,676	1.4%	836	840	-0.5%	1,877	1,836	2.2%
Portland, OR	716	2,326	2,286	1.7%	702	763	-8.0%	1,624	1,523	6.6%
Sacramento, CA	914	2,439	2,288	6.6%	867	813	6.6%	1,572	1,475	6.6%
San Diego, CA	366	1,611	1,626	-0.9%	502	474	5.9%	1,109	1,152	-3.7%

	13,025	64,183	62,994	1.9%	18,634	18,064	3.2%	45,549	44,930	1.4%
Mid-Atlantic Region
Metropolitan DC	4,313	22,831	22,746	0.4%	7,313	7,079	3.3%	15,518	15,667	-1.0%
Baltimore, MD	2,301	9,617	9,605	0.1%	2,872	2,785	3.1%	6,745	6,820	-1.1%
Richmond, VA	1,358	4,700	4,673	0.6%	1,281	1,158	10.6%	3,419	3,515	-2.7%
Norfolk, VA	1,438	4,106	4,082	0.6%	1,440	1,365	5.5%	2,666	2,717	-1.9%
Other Mid-Atlantic	168	495	494	0.2%	177	164	7.9%	318	330	-3.6%

	9,578	41,749	41,600	0.4%	13,083	12,551	4.2%	28,666	29,049	-1.3%
Southeast Region
Tampa, FL	3,452	10,824	10,818	0.1%	4,118	3,920	5.1%	6,706	6,898	-2.8%
Orlando, FL	3,167	9,301	9,170	1.4%	3,357	3,217	4.4%	5,944	5,953	-0.2%
Nashville, TN	2,260	6,663	6,580	1.3%	2,164	2,090	3.5%	4,499	4,490	0.2%
Other Florida	636	2,377	2,366	0.5%	919	895	2.7%	1,458	1,471	-0.9%

	9,515	29,165	28,934	0.8%	10,558	10,122	4.3%	18,607	18,812	-1.1%
Northeast Region
New York, NY	700	7,404	7,300	1.4%	1,972	1,778	10.9%	5,432	5,522	-1.6%
Boston, MA	1,179	7,373	7,264	1.5%	2,165	2,087	3.7%	5,208	5,177	0.6%

	1,879	14,777	14,564	1.5%	4,137	3,865	7.0%	10,640	10,699	-0.6%
Southwest Region
Dallas, TX	2,725	8,737	8,540	2.3%	3,399	3,207	6.0%	5,338	5,333	0.1%
Austin, TX	1,273	4,556	4,406	3.4%	1,911	1,672	14.3%	2,645	2,734	-3.3%

	3,998	13,293	12,946	2.7%	5,310	4,879	8.8%	7,983	8,067	-1.0%

Total	37,995	$163,167	$161,038	1.3%	$51,722	$49,481	4.5%	$111,445	$111,557	-0.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2013

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2013 NOI	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	10.9%	96.4%	96.1%	0.3%	$2,643	$2,465	7.2%
Orange County, CA	3,290	10.6%	95.0%	94.9%	0.1%	1,676	1,611	4.0%
Seattle, WA	2,165	6.0%	96.3%	95.8%	0.5%	1,492	1,405	6.2%
Los Angeles, CA	919	3.5%	95.3%	94.9%	0.4%	2,101	2,011	4.5%
Monterey Peninsula, CA	1,565	3.2%	93.7%	93.9%	-0.2%	1,155	1,103	4.7%
Inland Empire, CA	654	1.7%	94.7%	94.4%	0.3%	1,446	1,432	1.0%
Portland, OR	716	1.5%	96.8%	94.7%	2.1%	1,094	1,037	5.5%
Sacramento, CA	914	1.4%	93.0%	92.6%	0.4%	917	888	3.3%
San Diego, CA	366	1.0%	95.0%	94.8%	0.2%	1,517	1,409	7.7%

	12,617	39.8%	95.2%	94.9%	0.3%	1,666	1,582	5.3%
Mid-Atlantic Region
Metropolitan DC	4,313	14.5%	96.9%	97.0%	-0.1%	1,810	1,735	4.3%
Baltimore, MD	2,301	6.4%	96.3%	96.7%	-0.4%	1,445	1,425	1.4%
Richmond, VA	1,358	3.3%	96.3%	95.3%	1.0%	1,191	1,171	1.7%
Norfolk, VA	1,438	2.5%	93.9%	94.6%	-0.7%	1,013	989	2.4%
Other Mid-Atlantic	168	0.3%	96.3%	95.0%	1.3%	1,011	985	2.6%

	9,578	27.0%	96.2%	96.3%	-0.1%	1,504	1,458	3.2%
Southeast Region
Tampa, FL	3,452	6.4%	96.0%	95.9%	0.1%	1,088	1,038	4.8%
Orlando, FL	3,167	5.5%	96.0%	95.6%	0.4%	1,004	960	4.6%
Nashville, TN	2,260	4.2%	97.0%	97.0%	0.0%	996	941	5.8%
Other Florida	636	1.4%	95.4%	94.5%	0.9%	1,298	1,246	4.2%

	9,515	17.5%	96.2%	96.0%	0.2%	1,052	1,002	5.0%
Northeast Region
New York, NY	700	5.1%	97.0%	97.6%	-0.6%	3,561	3,334	6.8%
Boston, MA	1,179	4.7%	96.4%	96.2%	0.2%	2,119	1,951	8.6%

	1,879	9.8%	96.6%	96.7%	-0.1%	2,659	2,472	7.6%
Southwest Region
Dallas, TX	2,725	5.0%	96.5%	96.3%	0.2%	1,086	1,020	6.5%
Austin, TX	390	0.9%	96.7%	96.2%	0.5%	1,350	1,265	6.7%

	3,115	5.9%	96.5%	96.3%	0.2%	1,119	1,050	6.6%

Total/Weighted Avg.	36,704	100%	95.9%	95.7%	0.2%	$1,468	$1,400	4.9%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2013

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	$46,511	$43,228	7.6%	$11,717	$11,430	2.5%	$34,794	$31,798	9.4%
Orange County, CA	3,290	47,139	45,256	4.2%	13,155	13,135	0.2%	33,984	32,121	5.8%
Seattle, WA	2,165	27,994	26,224	6.7%	8,842	8,151	8.5%	19,152	18,073	6.0%
Los Angeles, CA	919	16,563	15,787	4.9%	5,305	5,693	-6.8%	11,258	10,094	11.5%
Monterey Peninsula, CA	1,565	15,249	14,590	4.5%	4,928	4,855	1.5%	10,321	9,735	6.0%
Inland Empire, CA	654	8,059	7,957	1.3%	2,483	2,578	-3.7%	5,576	5,379	3.7%
Portland, OR	716	6,826	6,326	7.9%	2,151	2,107	2.1%	4,675	4,219	10.8%
Sacramento, CA	914	7,017	6,763	3.8%	2,465	2,461	0.2%	4,552	4,302	5.8%
San Diego, CA	366	4,747	4,402	7.8%	1,460	1,575	-7.3%	3,287	2,827	16.3%

	12,617	180,105	170,533	5.6%	52,506	51,985	1.0%	127,599	118,548	7.6%
Mid-Atlantic Region
Metropolitan DC	4,313	68,084	65,328	4.2%	21,552	20,804	3.6%	46,532	44,524	4.5%
Baltimore, MD	2,301	28,821	28,539	1.0%	8,407	8,306	1.2%	20,414	20,233	0.9%
Richmond, VA	1,358	14,015	13,642	2.7%	3,604	3,563	1.2%	10,411	10,079	3.3%
Norfolk, VA	1,438	12,307	12,104	1.7%	4,148	3,962	4.7%	8,159	8,142	0.2%
Other Mid-Atlantic	168	1,473	1,415	4.1%	512	514	-0.4%	961	901	6.7%

	9,578	124,700	121,028	3.0%	38,223	37,149	2.9%	86,477	83,879	3.1%
Southeast Region
Tampa, FL	3,452	32,437	30,912	4.9%	11,928	11,578	3.0%	20,509	19,334	6.1%
Orlando, FL	3,167	27,468	26,148	5.0%	9,706	9,279	4.6%	17,762	16,869	5.3%
Nashville, TN	2,260	19,648	18,557	5.9%	6,276	5,997	4.7%	13,372	12,560	6.5%
Other Florida	636	7,090	6,743	5.1%	2,609	2,430	7.4%	4,481	4,313	3.9%

	9,515	86,643	82,360	5.2%	30,519	29,284	4.2%	56,124	53,076	5.7%
Northeast Region
New York, NY	700	21,764	20,499	6.2%	5,420	5,213	4.0%	16,344	15,286	6.9%
Boston, MA	1,179	21,676	19,918	8.8%	6,610	6,191	6.8%	15,066	13,727	9.8%

	1,879	43,440	40,417	7.5%	12,030	11,404	5.5%	31,410	29,013	8.3%
Southwest Region
Dallas, TX	2,725	25,697	24,089	6.7%	9,880	9,550	3.5%	15,817	14,539	8.8%
Austin, TX	390	4,583	4,270	7.3%	1,859	1,929	-3.6%	2,724	2,341	16.4%

	3,115	30,280	28,359	6.8%	11,739	11,479	2.3%	18,541	16,880	9.8%

Total	36,704	$465,168	$442,697	5.1%	$145,017	$141,301	2.6%	$320,151	$301,396	6.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

September 30, 2013

(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	3Q 2013	3Q 2013	3Q 2013	3Q 2012	YTD 2013	YTD 2012
West Region
Orange County, CA	3.3%	5.0%	77.4%	79.1%	66.5%	64.5%
San Francisco, CA	8.1%	7.8%	71.7%	64.5%	58.8%	59.1%
Seattle, WA	6.8%	6.1%	70.4%	71.3%	60.5%	60.4%
Los Angeles, CA	3.4%	4.8%	83.3%	71.2%	64.4%	59.9%
Monterey Peninsula, CA	3.7%	4.1%	53.5%	60.3%	49.5%	62.4%
Inland Empire, CA	2.1%	4.8%	77.6%	83.7%	64.6%	65.2%
Portland, OR	8.8%	7.2%	70.4%	70.4%	58.1%	64.4%
Sacramento, CA	9.8%	6.7%	63.4%	68.6%	58.8%	64.8%
San Diego, CA	2.0%	5.0%	88.9%	82.4%	79.3%	72.7%

	5.5%	6.1%	71.7%	71.4%	61.2%	62.6%
Mid-Atlantic Region
Metropolitan DC	-0.4%	4.7%	59.7%	58.5%	47.4%	47.2%
Baltimore, MD	0.9%	4.5%	65.0%	62.8%	54.4%	52.8%
Richmond, VA	1.7%	3.2%	71.0%	78.9%	59.0%	68.1%
Norfolk, VA	-2.3%	2.5%	63.7%	63.5%	60.8%	57.9%
Other Mid-Atlantic	-0.3%	5.9%	103.9%	66.1%	70.0%	66.1%

	0.0%	4.3%	64.0%	63.3%	53.1%	53.4%
Southeast Region
Tampa, FL	1.0%	5.1%	65.4%	60.3%	52.2%	53.4%
Orlando, FL	4.6%	6.0%	73.9%	67.9%	56.6%	56.8%
Nashville, TN	4.9%	4.7%	65.0%	69.0%	57.6%	55.1%
Other Florida	5.2%	6.7%	53.0%	59.3%	51.7%	55.1%

	3.3%	5.4%	67.3%	64.8%	54.9%	55.1%
Northeast Region
New York, NY	6.1%	7.4%	53.3%	54.4%	43.2%	46.8%
Boston, MA	6.5%	5.5%	58.2%	62.9%	46.9%	49.6%

	6.3%	6.4%	56.4%	59.8%	45.5%	48.5%
Southwest Region
Dallas, TX	2.6%	6.0%	69.7%	61.0%	58.2%	54.8%
Austin, TX	5.8%	6.3%	63.3%	57.3%	58.6%	59.7%

	3.7%	6.1%	67.7%	59.8%	58.2%	55.4%

Total/Weighted Avg.	3.7%	5.5%	67.5%	65.9%	56.4%	56.9%

Percentage of Total Repriced Homes	54.0%	46.0%

	3Q 2013	3Q 2012
Total Combined New and Renewal Lease Rate Growth	4.5%	5.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.

Development Summary (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

								Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost			Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
The Residences at Bella Terra	Huntington Beach, CA	467	384	$134,256	$150,000	$321	(2)	4Q 11	2Q 13	4Q 13	67.9%	56.3%
Channel @ Mission Bay	San Francisco, CA	315	—	125,628	145,000	460	(3)	4Q 10	4Q 13	1Q 14	14.9%	0.0%
Los Alisos	Mission Viejo, CA	320	25	70,543	87,050	272		2Q 11	3Q 13	4Q 13	11.3%	2.2%
DelRay Tower (4)	Alexandria, VA	332	—	70,450	132,000	398		3Q 11	2Q 14	3Q 14	—	—
Beach Walk	Huntington Beach, CA	173	—	22,450	50,700	293		3Q 12	2Q 14	3Q 14	—	—
Pier 4	Boston, MA	369	—	66,145	217,700	590	(5)	4Q 12	1Q 15	2Q 15	—	—

Total		1,976	409	$489,472	$782,450	$396

Completed Projects, Non-Stabilized
Capitol View on 14th	Washington, DC	255	255	$122,074	$126,100	$495	(6)	4Q 10	4Q 12	1Q 13	92.9%	92.6%

Total—Wholly Owned		2,231	664	611,546	908,550	$407

Net Operating Income From Wholly-Owned Projects		Capitalized Interest for Current Development Projects

	3Q 2013	3Q 13	3Q 12	YTD 13	YTD 12
Projects Under Construction	$558	$3,834	$3,823	$12,165	$8,843
Completed, Non-Stabilized	1,335

Total	$1,893

Unconsolidated Joint Ventures and Partnerships

									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Fiori on Vitruvian Park®	Addison, TX	50%	391	239	$94,794	$98,350		$43,644	3Q 11	2Q 13	4Q 13	42.7%	31.5%
13th & Market	San Diego, CA	95%	264	9	63,838	75,500	(7)	28,744	2Q 11	4Q 13	1Q 14	9.5%	0.0%
Domain College Park	College Park, MD	95%	256	162	53,997	65,100	(8)	26,006	2Q 11	2Q 13	1Q 14	52.7%	47.3%

Total			911	410	$212,629	$238,950		$98,394

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	—	—		—	—	—	—	—	—

Total—Unconsolidated Joint Ventures and Partnerships			911	410	212,629	238,950

Projected Weighted Average Stabilized Yield of Development Projects:				6.0% to 6.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes 17,000 square feet of retail space.
(3)	Includes 8,000 square feet of retail space.
(4)	Formerly known as The Calvert. Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(5)	Includes 11,000 square feet of retail space.
(6)	Includes 16,000 square feet of retail space.
(7)	Includes 21,000 square feet of retail space.
(8)	Includes 10,000 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

						Est. Cost	Schedule					Percentage
		# of	Compl.	Cost to	Budgeted	per					Same-
Community	Location	Homes	Homes	Date	Cost (2)	Home	Acq.		Start	Compl.	Store (3)	Leased	Occupied
Projects in Redevelopment
Rivergate (5)	New York, NY	706	342	$52,500	$60,000	$85	3Q 11		3Q 11	3Q 14	4Q 15	96.2%	94.9%
27 Seventy Five Mesa Verde (6)	Costa Mesa, CA	964	511	65,227	75,300	78	Various	(4)	3Q 11	2Q 14	3Q 15	75.8%	70.3%

Total		1,670	853	$117,727	$135,300	$81

Completed Redevelopments, Non-Stabilized
N/A	N/A	—	—	—	—	—	—		—	—	—	—	—
Total—Wholly Owned		1,670	853	117,727	135,300	$81

			Capitalized Interest for Current Redevelopment Projects

			3Q 13	3Q 12	YTD 13	YTD 12
Projected Weighted Average Return on Incremental Capital Invested:	7.0	% to 9.0%	$638	$935	$1,941	$1,506

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.
(5)	420 of the 706 homes at Rivergate are scheduled to be redeveloped.
(6)	27 Seventy Five Mesa Verde was formerly known as Pine Brook Village I & II and Villa Venetia. Communities were combined in 1Q 2013.

Attachment 11

UDR, Inc.

Land Summary (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

		UDR Ownership	Cost
Parcel	Location	Interest	Basis		Status Update (2)
					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100.0%	$17,750		Complete	In Process
7 Harcourt (3)	Boston, MA	100.0%	4,985		In Process
399 Fremont	San Francisco, CA	100.0%	64,746		Complete	In Process
Vitruvian Park®	Addison, TX	100.0%	13,355		Complete	In Process	In Process

Total			$100,836

			Cost Basis	UDR Pro-Rata Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95.0%	$11,263	$10,700	In Process
2919 Wilshire	Santa Monica, CA	95.0%	7,534	7,157	In Process

Total			$18,797	$17,857

			Cost Basis	UDR Pro-Rata Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I—7 parcels (4)	Various	4.0%	$179,020	$6,547	(5)	In Process	In Process
UDR/MetLife Vitruvian Park®	Addison, TX	50.0%	50,073	25,037	Complete	In Process	In Process

			$229,093	$31,584

Total			$348,726	$150,277

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.
Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3)	Land is adjacent to UDR’s Garrison Square community.
(4)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; and Dublin, CA.
(5)	Entitlements are completed on 3 parcels and 4 parcels are in process.

Attachment 12

UDR, Inc.

Unconsolidated Joint Venture Summary (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR’s Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (6)	Interest	3Q 13	3Q 13 (1)	3Q 2013	YTD 2013	YTD 2013 (2)
UDR / MetLife II	Various	15	3,119	50.0%	95.5%	$3,228	$10,671	$29,439	$58,877
UDR / MetLife I
Operating communities	Various	8	1,641	13.2%	95.2%	2,658	845	3,783	31,687
Land parcels		7	TBD	4.0%	—	—	13	9	543
UDR/MetLife Vitruvian Park®
Operating communities	Mid-rise	2	739	50.0%	94.2%	1,431	764	856	1,712
Fiori on Vitruvian Park®	High-rise (development)	1	239	50.0%	31.5%	2,080	(27)	(24)	(48)
Land parcels		6	TBD	50.0%	—	—	(24)	(24)	(48)
UDR / KFH	High-rise	3	660	30.0%	97.1%	2,551	1,084	3,190	10,632
Texas	Garden	8	3,359	20.0%	96.7%	1,019	1,151	3,412	17,060
Lodge at Stoughton	Garden	1	240	95.0%	94.7%	1,653	725	1,979	2,083
Domain College Park	Mid-rise (development)	1	162	95.0%	47.3%	1,864	120	(93)	(98)
13th & Market	Mid-rise (development)	1	9	95.0%	—	—	(93)	(107)	(113)

Total/Weighted Average		53	10,168		93.5%	$2,357	$15,229	$42,420	$122,287

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity	Weighted Avg.	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Project Debt (3)	Investment (4)	Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,595,225	$878,902	$327,446	4.3%	Various
UDR / MetLife I	891,251	340,416	49,550	4.4%	Various
UDR/MetLife Vitruvian Park®	284,012	118,252	79,478	3.2%	Various
UDR / KFH	282,290	165,209	26,998	3.4%	Various
Lodge at Stoughton	41,185	24,482	14,941	2.9%	10/2014
Domain College Park	53,997	26,006	26,001	2.4%	1/2016
13th & Market	63,838	28,744	31,151	2.4%	2/2016
Texas	323,311	219,588	1,522	5.6%	2014

Total/Weighted Average	$3,535,109	$1,801,599	$557,087	4.2%		6.3%	8.6%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	3Q 2013 vs. 3Q 2012 Growth			3Q 2013 vs. 2Q 2013 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	15	8.1%	18.0%	4.8%	2.5%	7.2%	0.8%
UDR / MetLife I	8	2.2%	6.3%	-0.4%	-0.4%	10.6%	-6.9%
UDR / KFH	3	2.4%	6.7%	1.0%	3.1%	3.5%	3.0%
Texas	8	6.0%	3.7%	7.8%	2.1%	9.4%	-2.6%

Total/Average	34	5.9%	10.4%	3.8%	1.8%	8.3%	-1.1%

				NOI			NOI
Same-Store JV Results at UDR’s Pro-rata Ownership Interest				4.2%			0.1%

	Same-Store
	Joint Venture	YTD 2013 vs. YTD 2012 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife II	15	8.6%	13.9%	6.7%
UDR / MetLife I	8	4.5%	-0.8%	8.2%
UDR / KFH	3	2.4%	2.5%	2.3%
Texas	8	5.9%	3.0%	8.1%

Total/Average	34	6.6%	6.3%	6.7%

				NOI
Same-Store JV Results at UDR’s Pro-rata Ownership Interest				6.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents net operating income at 100 percent for the period ended September 30, 2013.
(3)	Joint ventures and partnerships represented at 100 percent.
(4)	Excludes deferred gain of $25.4M, which is netted in “Investments in and advances to unconsolidated joint ventures, net” on Attachment 3.
(5)	Excludes non-stabilized developments.
(6)	Includes homes completed for the period ended September 30, 2013.

Attachment 13

UDR, Inc.

Acquisitions and Dispositions Summary

September 30, 2013

(Dollars in Thousands)

(Unaudited)

			Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Price		Homes	Home
Acquisitions—Wholly-Owned
None
Acquisitions—Wholly-Owned Land
None
Acquisitions—Joint Ventures—UDR/MetLife II JV
Jun-13	Acoma (1)	Denver, CO	50%	$83,800		223	$376
Jun-13	Current (2)	San Diego, CA	50%	63,400		144	440

				$147,200		367	$401

			Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Price		Homes	Home
Dispositions—Wholly-Owned
Jun-13	Portfolio disposition (4)	Addison, TX		$290,000

Dispositions—Joint Ventures
Jun-13	Portfolio disposition (5)	Various		$218,000	(3)	539	$404

Dispositions—Joint Ventures Land
Jul-13	Paseo Del Mar	Fort Lauderdale, FL	10.0%	$9,840	(6)	—	$—

(1)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 13%.
(2)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 18%.
(3)	Price represents 100% of the value of assets in UDR/MetLife swap.
(4)	Communities sold to the UDR/MetLife Vitruvian Park® partnerships. Includes Savoye (392 homes), Savoye2 (347 homes), Fiori (391 homes under development) and 28.4 acres of land for development.
(5)	Properties sold to MetLife from UDR/MetLife I JV.
(6)	Price represents 100% of the land value.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary (1)

September 30, 2013

(Dollars in Thousands)

(Unaudited)

		Three Months		Nine Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	September 30, 2013	per Home	September 30, 2013	per Home
Capital Expenditures for Consolidated Homes (3)
Average Number of Homes (4)		40,756		41,167
Recurring Cap Ex
Asset Preservation
Building Interiors	5 - 20	$3,494	$86	$9,920	$241
Building Exteriors	5 - 20	3,517	86	8,696	211
Landscaping and Grounds	10	1,190	29	3,447	84

Total Asset Preservation		8,201	201	22,063	536
Turnover Related	5	3,788	93	8,912	216

Total Recurring Cap Ex		11,989	294	30,975	752

Revenue Enhancing Cap Ex (5)	5 - 20	3,742	92	7,081	172

Total		$15,731	$386	$38,056	$924

	Three Months		Nine Months
	Ended	Cost	Ended	Cost
Category (Expensed)	September 30, 2013	per Home	September 30, 2013	per Home
Repair and Maintenance for Consolidated Homes
Average Number of Homes	40,756		41,167

Contract Services	$4,665	$114	$13,789	$335

Turnover Related Expenses	1,346	34	3,715	90

Other Repair and Maintenance
Building Interiors	1,878	46	5,076	123
Building Exteriors	429	11	1,258	31
Landscaping and Grounds	190	5	617	15

Total	$8,508	210	$24,455	594

(1)	See Attachment 16 for definitions and other terms.
(2)	Weighted average useful life of capitalized expenses for the nine months ended September 30, 2013.
(3)	Excludes redevelopment capital.
(4)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2013 Guidance (1)

September 30, 2013

(Unaudited)

FFO and AFFO per Share Guidance

	4Q 2013	Full Year 2013
FFO per common share, diluted	$0.34 to $0.36	$1.43 to $1.45
FFO As Adjusted per common share, diluted	$0.33 to $0.35	$1.38 to $1.40
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.29 to $0.31	$1.22 to $1.24
Weighted average diluted shares/units (M)	263.8	263.8
Annualized dividend per share		$0.94

Same-Store Guidance		Full Year 2013
Revenue growth		4.75% to 5.00%
Expense growth		2.75% to 3.00%
NOI growth		5.75% to 6.00%
Physical occupancy		96.0%
Same-Store homes		36,704

Transactional Activity ($ in millions)		Full Year 2013
Wholly-owned acquisitions		None
Wholly-owned dispositions		$225 to $275
Cap rate spread		N/A
Development spending		$350 to $400
Redevelopment spending		$75 to $100
Joint venture investment		None

Capital Markets Activity ($ in millions)		Full Year 2013
Debt maturities		$160
New debt issuance		$300
Equity issuances		$0

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2013
Interest		($124) to ($130)
General and administrative, gross (2)		($41) to ($44)
Tax benefit for RE3		$9 to $11
Joint venture fee income		$10 to $12
Total joint venture FFO, excluding fee income		$24 to $28
Non-recurring items:
RE3 gains from asset sales		$0 to $3
Acquisition-related costs		None
Stabilized homes		40,756
Recurring capital expenditures per home		$1,020

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes an estimated $5.9 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

September 30, 2013

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company’s operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: FASB ASC Subtopic 205.20, requires, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Properties classified as real estate held for disposition generally represent properties actively marketed or contracted for sale that are expected to close within the next twelve months.

The primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition through September 30, 2013, are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results of all properties sold or classified as held for disposition through September 30, 2013, within the Consolidated Statements of Operations for the periods ended September 30, 2013 and 2012, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of September 30, 2013 and December 31, 2012.

UDR did not have any communities that met the criteria to be classified as discontinued operations during the nine months ended September 30, 2013. During the nine months ended September 30, 2012, UDR disposed of 21 communities with a total of 6,507 homes. At September 30, 2013, UDR has no communities classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	3Q 2013	3Q 2012	YTD 2013	YTD 2012
Rental income	$—	$—	$—	$30,316
Rental expenses	—	—	—	10,566
Property management	—	—	—	834
Real estate depreciation	—	—	—	6,340
Non-property expense	—	—	—	791

	—	—	—	18,531

Income before net gain on the sale of depreciable property	—	—	—	11,785
Net gain on the sale of depreciable property, net of tax	—	(1,133)	—	251,398

Income from discontinued operations, net of tax	$—	$(1,133)	$—	$263,183

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it is useful when assessing market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measure and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measure calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as in indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

September 30, 2013

(Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the sort-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	3Q 2013	YTD 2013
Income/(loss) from unconsolidated entities	$(3,794)	$(6,081)
Management fee	1,041	2,667
Interest expense	7,178	19,697
Depreciation	10,514	25,462
General and administrative	58	222
Other income/expense	232	453

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$15,229	$42,420

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2013	2Q 2013	1Q 2013	4Q 2012	3Q 2012	YTD 2013	YTD 2012
Net income/(loss) attributable to UDR, Inc.	$3,188	$5,192	$(268)	$(12,300)	$(9,031)	$8,112	$224,477
Property management	5,236	5,187	5,068	5,017	4,998	15,491	14,615
Other operating expenses	1,787	1,807	1,643	1,464	1,467	5,237	4,284
Real estate depreciation and amortization	84,266	85,131	83,442	83,456	88,223	252,839	260,604
Interest expense	30,939	30,803	30,981	30,660	31,845	92,723	108,132
Hurricane-related (recoveries)/charges, net	(6,460)	(2,772)	(3,021)	8,495	—	(12,253)	—
General and administrative	11,364	9,866	9,476	10,653	10,022	30,706	33,139
Tax benefit, net (includes valuation adjustment)	(2,658)	(2,683)	(1,973)	(1,628)	(2,960)	(7,314)	(28,654)
Income/(loss) from unconsolidated entities	3,794	(515)	2,802	2,757	719	6,081	5,822
Interest and other income, net	(829)	(1,446)	(1,016)	(1,157)	(1,235)	(3,291)	(2,435)
Joint venture management and other fees	(3,207)	(3,217)	(2,923)	(2,817)	(3,320)	(9,347)	(9,026)
Other depreciation and amortization	1,176	1,138	1,146	1,092	1,078	3,460	3,013
Income from discontinued operations, net of tax	—	—	—	(156)	1,133	—	(263,183)
Net income/(loss) attributable to noncontrolling interests	47	162	(41)	(655)	(645)	168	8,781

Total consolidated NOI	$128,643	$128,653	$125,316	$124,881	$122,294	$382,612	$359,569

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

September 30, 2013

(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store (“SS”) Communities: The Company defines SS as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3: RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less the project’s annualized operating NOI prior to commencing the redevelopment, divided by total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: the Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(A), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store (“SS”) Communities: The Company defines SS Communities as those communities stabilized for nine consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

September 30, 2013

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net loss per share for full year 2013 and third quarter of 2013 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2013
	Low	High
Forecasted earnings per diluted share	$—	$0.02
Conversion from GAAP share count	(0.08)	(0.08)
Depreciation	1.51	1.51
Noncontrolling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.43	$1.45

TRS gains from asset sales	—	(0.01)
Hurricane-related recoveries, net	(0.04)	(0.04)
Other	(0.01)	—

Forecasted FFO as Adjusted per diluted share	$1.38	$1.40

Recurring capital expenditures	(0.16)	(0.16)

Forecasted AFFO per diluted share	$1.22	$1.24

	4Q 2013
	Low	High
Forecasted earnings per diluted share	$(0.02)	$—
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.38	0.38
Noncontrolling Interests	(0.00)	(0.00)
Preferred Dividends	0.00	0.00

Forecasted FFO per diluted share	$0.34	$0.36

TRS gains from asset sales	—	(0.01)
Other	(0.01)	—

Forecasted FFO as Adjusted per diluted share	$0.33	$0.35

Recurring capital expenditures	(0.04)	(0.04)

Forecasted AFFO per diluted share	$0.29	$0.31